                                                                   Exhibit 10.31

                        ASSIGNMENT OF DEPOSIT ACCOUNTS

                                      AND

                              SECURITY AGREEMENT


                                by and between


                            ACE CASH EXPRESS, INC.

                                      and

                     WILMINGTON TRUST COMPANY, as Trustee



                              -------------------



                         Dated as of November 15, 1996

                        ASSIGNMENT OF DEPOSIT ACCOUNTS
                            AND SECURITY AGREEMENT



     This ASSIGNMENT OF DEPOSIT ACCOUNTS AND SECURITY AGREEMENT (this "Security
                                                                       --------
Agreement") dated as of November 15, 1996 is by and between ACE CASH EXPRESS,
---------
INC. (doing business sometimes under the name of Ace America's Cash Express), a Texas corporation (the "Debtor"), and WILMINGTON TRUST COMPANY, a Delaware
                        ------
banking corporation, not in its individual capacity but solely as Trustee (the "Trustee").
--------

                              W I T N E S S E T H:

     WHEREAS, the Debtor and American Express Travel Related Services Company, Inc., a New York corporation ("AMEX") have entered into that certain 1992 Master
                               ----
Agreement dated as of October 14, 1992 (the "1992 Master Agreement"), as amended
                                             ---------------------
by the First Amendment to 1992 Master Agreement dated as of December 1, 1992 (the "First Master Agreement Amendment"), as further amended by those certain
      --------------------------------
letter agreements dated respectively on or about December 6, 1993, October 26, 1994, August 2, 1994 and July 13, 1995, as further amended by the Second Amendment to 1992 Master Agreement dated as of September 8, 1995 (the "Second
                                                                       ------
Master Agreement Amendment"), as further amended by that certain letter
--------------------------
agreement dated February 1, 1996 (the "February 1996 Letter Agreement"), and as
                                       ------------------------------
further amended by the Third Amendment to 1992 Master Agreement dated as of the date hereof (the "Third Master Agreement Amendment") (the 1992 Master Agreement,
                  --------------------------------
as amended by the foregoing Amendments and Letter Agreements, and as hereafter amended, is hereinafter referred to as the "Master Agreement");
                                            ----------------

     WHEREAS, the February 1996 Letter Agreement provides, in part, that the provisions in the 1992 Master Agreement relating to MoneyGram/SM/ Money Transfer Services, the MoneyGram/SM/ Agency and Trust Agreement, the operations of the Debtor in respect thereof and Proceeds (or Trust Funds) in respect thereof shall be deemed severed and deleted from the provisions of the 1992 Master Agreement;

     WHEREAS, the Debtor and AMEX have entered into that certain Amended and Restated Assignment of Deposit Accounts and Security Agreement dated as of December 1, 1992, as amended, (the "AMEX Security Agreement") and other Security
                                    -----------------------
Documents (as defined in the Collateral Trust Agreement (as hereinafter defined)) pursuant to which the Debtor assigned certain deposit accounts and granted a security interest in all assets, other than real property, of the Debtor to AMEX to secure the AMEX Obligations (as hereinafter defined);

     WHEREAS, the Debtor and Principal Mutual Life Insurance Company, an Iowa corporation ("Principal Mutual"), have entered into that certain Note Purchase
              ----------------
Agreement dated as of the date hereof (the "Principal Mutual Note Agreement"),
                                            -------------------------------
pursuant to which Principal Mutual has agreed to purchase from the Debtor $20,000,000 in aggregate principal amount of the Debtor's 9.03% Senior Secured Notes due 2003 and, in return, the Debtor has agreed, among other things, to assign certain deposit accounts and grant a security interest in certain assets to the Trustee to secure the Principal Mutual Obligations (as hereinafter defined);

     WHEREAS, AMEX and Principal Mutual have agreed that it is in their best interests for the Debtor to enter into this Security Agreement which grants the Trustee, for the benefit of AMEX, Principal Mutual, other Noteholders (as defined in the Collateral Trust Agreement) and other Beneficiaries (as defined in the Collateral Trust Agreement), a security interest in the Collateral (as hereinafter defined);

     WHEREAS, AMEX and Principal Mutual have agreed that it is in their best interests for the Debtor, the Trustee, AMEX and Principal Mutual to enter into the Collateral Trust Agreement dated as of the date hereof (the "Collateral
                                                                 ----------
Trust Agreement") which sets forth the respective rights and interests of the
---------------
Trustee, AMEX, the Noteholders and any other Beneficiaries in and to the Collateral; and

     WHEREAS, AMEX is willing, to the extent provided in Section 8.1 of the Collateral Trust Agreement, to subordinate the security interests granted to it pursuant to the AMEX Security Agreement and other Security Documents provided the Trustee, Principal Mutual and the Debtor execute and deliver, and the other Noteholders and Beneficiaries, if any, agree to be bound by, the Collateral Trust Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

     1.  DEFINITIONS.  As used herein, all terms describing items or types of
         -----------
collateral defined in the Uniform Commercial Code in effect in the State of New York shall have the meanings given therein unless otherwise defined herein, capitalized terms used herein that are not otherwise defined in this Security Agreement shall have the meanings ascribed to them in the Collateral Trust Agreement, and the following terms shall have the meanings given in this
Section 1.
---------

         1.1.  The term "AMEX Obligations" shall mean all existing and future
                         ----------------
obligations and liabilities of the Debtor to AMEX and/or its assignee under the Master Agreement, the AMEX Security Agreement and any and all other agreements, documents and instruments heretofore, now or hereafter executed in connection therewith or which relate thereto other than the principal amount of Revolving Commitment Advances made in excess of $18.5 million (plus interest, fees and expenses thereon) without the consent required pursuant to Section 8.5 of the Collateral Trust Agreement. The term AMEX Obligations shall not include obligations or liabilities of the Debtor to AMEX in connection with MoneyGram/SM/ Money Transfer Services, the MoneyGram/SM/ Agency and Trust Agreement, the operations of the Debtor in respect thereof or any other MoneyGram/SM/-based obligations or liabilities; provided nothing contained herein is intended to change the
             --------
Debtor's obligations thereunder with respect to moneys to be transmitted to AMEX.

         1.2.  The term "Beneficiary Obligations" shall mean the AMEX
                         -----------------------
Obligations, the Principal Mutual Obligations and all existing and future obligations and liabilities of the Debtor to any and all Beneficiaries under all Beneficiary Agreements and any and all agreements, documents and instruments executed in connection therewith or which relate thereto other than (i) with respect to AMEX, the principal amount of Revolving Commitment Advances made in excess of $18.5 million (plus interest, fees and expenses thereon) without the consent required pursuant to Section 8.5 of the Collateral Trust Agreement, (ii) with respect to Principal Mutual and the other Noteholders, the principal amount advanced or loaned by Principal Mutual or any other Noteholder made in excess of $20 million (plus interest, fees and expenses thereon) without the consent required pursuant to Section 8.4 of the Collateral Trust Agreement and (iii) with respect to any other Beneficiary, the principal amount advanced or loaned by such Beneficiary made in excess of the limitation agreed to by such Beneficiary pursuant to Section 8.9(c)(Z) of the Collateral Trust Agreement (plus interest, fees and expenses thereon) without the consent required by
Section 8.9(d) of the Collateral Trust Agreement.

         1.3.  The term "Center" shall mean a location where the Debtor conducts
                         ------
check cashing and related business. All of the Debtor's Centers are identified on Schedule 1 to the Collateral Trust Agreement, and the term Center shall
   ----------
include, without limitation, each and every location where the Debtor conducts check cashing and related business irrespective of whether such location is listed on Schedule 1 to the Collateral Trust Agreement or is timely disclosed on
          ----------
a Certificate of Update.

         1.4.  The term "Certificate of Update" shall mean a Certificate signed
                         ---------------------
by a Responsible Officer of the Debtor which sets forth any changes during the prior month to Schedules 1, 2, 3, 4, 5, 6 and 7 to the Collateral Trust
               -----------  -  -  -  -  -     -
Agreement.

         1.5.   The term "Collateral" shall mean and include:
                          ----------

                a.  All of the Deposit Accounts;

                b.  All of the Receivables;

                c.  All of the Inventory;

                d.  All of the Equipment;

                e. All documents and instruments (whether negotiable or nonnegotiable), chattel paper, checks (of any nature), money orders (in blank form or completed), drafts, notes, investments, securities, acceptances, certificates of deposit, trust receipts, and any other writings evidencing a right to the payment of money, and all cash and currency, whether now or hereafter owned by the Debtor, whether or not in the possession of the Debtor (collectively, the "Instruments");
                    -----------

                f. All certificates of title, documents of title, certificates and policies of insurance, fidelity bonds, whether now or hereafter owned by the Debtor, and whether or not in the possession of the Debtor;

                g. All trademarks, trade names, service marks, registration marks, logos and the like, whether now or hereafter owned by the Debtor;

                h. (i) All of the Debtor's rights as a consignee or an unpaid vendor, whether now owned or hereafter acquired; (ii) all additional amounts, whether now owned or hereafter acquired, due to the Debtor from any Person, irrespective of whether such additional amounts have been specifically assigned to the Trustee; and (iii) all of the Debtor's right, title and interest in other property, including warranty claims, relating to any goods whatsoever securing the Obligations;

                i. All of the Debtor's ledger sheets, files, records, books of account, business papers and documents (including, but not limited to, computer programs, source codes, object codes, tapes and related electronic data processing software and system documentation and manuals), whether now owned or hereafter acquired;

                j. All of the Debtor's rights under the agreements and contracts with Custodial Agents set forth in Schedule 2 to the Collateral Trust
                                             ----------
Agreement and such other agreements or contracts whether now or hereafter entered into by the Debtor for the collection, safekeeping and/or deposit of checks, drafts and other instruments or Collateral, together with all renewals, extensions, amendments and modifications thereof (all such contracts and agreements and rights of the Debtor thereunder are herein collectively called the "Custodial Agreement Rights");
     --------------------------

                k. All of the Debtor's other tangible and intangible assets, including, but not limited to, any and all general intangibles and contract rights, whether or not specifically enumerated above and whether now owned or hereafter acquired; and

                l. All accessions or accretions to, substitutes for and proceeds and products of the assets of the Debtor described in the above subsections a. through k., in whatever form, and all insurance proceeds and proceeds of tort claims paid or payable in connection with the loss or damage of any of the assets of the Debtor described in the above subsections a. through k.;

excluding, however, from the above subsections a. through l., all hazardous and nonhazardous wastes, including, but not limited to, recyclable waste materials.

     Notwithstanding the foregoing or any other provision of the Security Documents, the Trustee acknowledges and agrees that the Collateral shall not include (i) any of the food stamp coupons or any other items held in trust by the Debtor or any of the rights of the Debtor under that certain Food Stamp Issuing Agent Contract with the Texas Department of Human Services, or (ii) any of the lottery tickets or similar lottery items, together with any Deposit Accounts established for purposes of complying with any applicable jurisdiction's lottery statutes or governing regulations or any applicable lottery contracts, any and all rights of the Debtor under lottery contracts and applications with lottery authorities, and all cash and currency held in trust by the Debtor and due to any of the various state lottery authorities, or (iii) any instruments or contracts evidencing loans to consumers (provided cash payments and other proceeds made or received on or in connection with such instruments or contracts shall not be excluded), or (iv) any demand accounts (whether interest-bearing or not, and if interest-bearing, then all interest accrued and paid or payable thereon, whether now or hereafter established and maintained from time to time by Debtor, and all moneys from time to time in or credited to any and all such deposit accounts, including all earnings or profits therefrom, in the form of interest or otherwise) held by the Debtor as agent for third parties containing funds owned by such third parties to be used for the payment of utility bills, to the extent (in the case of each of clause (i), (ii) and (iv)) a grant of any security interest therein would be void or otherwise impermissible in respect of such contract or property. Nothing contained in this Section 1.5 or elsewhere in this Security Agreement shall be deemed or
     -----------
interpreted to limit or otherwise diminish the exception provided for in (x)
Section 25 of the 1992 Master Agreement related to the sale, abandonment or other disposal of worn-out tangible property in the ordinary course of business,
(y) Section 6.2.P. of the

First Master Agreement Amendment, or (z) Section 9.1 of the Principal Mutual Note Agreement which defines "Asset Disposition", in part, to exclude a transfer made in the ordinary course of the Debtor's business involving property that is either inventory held for sale or is no longer required in the operation of the Debtor's business.

     1.6.  The term "Custodial Agent" shall mean an armored car service
                     ---------------
organization utilized by the Debtor to transport Collateral from Centers to Depositories at which Deposit Accounts are maintained. All of the Debtor's Custodial Agents, and all of the Debtor's agreements with its Custodial Agents, are identified on Schedule 2 to the Collateral Trust Agreement, and the term
                  ----------
Custodial Agent shall include, without limitation, each and every armored car service organization utilized by the Debtor irrespective of whether it is listed on Schedule 2 to the Collateral Trust Agreement or is timely disclosed on a
   ----------
Certificate of Update.

     1.7.  The term "Custodial Agreement Rights" shall have the meaning set
                     --------------------------
forth in Section 1.5.j of this Security Agreement.
         -------------

     1.8.  The term "Debtor" shall mean Ace Cash Express, Inc., together with
                     ------
its successors and assigns. The Debtor also transacts business under the trade name(s) identified on Schedule 3 to the Collateral Trust Agreement.
                      ----------

     1.9.  The term "Deposit Accounts" shall mean all demand, time, savings,
                     ----------------
passbook and other like accounts (including any account evidenced by a certificate of deposit), whether interest-bearing or not, and if interest-bearing then all interest accrued and paid or payable thereon, whether now or hereafter established and maintained from time to time by the Debtor, and all moneys from time to time in or credited to any and all such deposit accounts, including all earnings or profits therefrom in the form of interest or otherwise. All of the Debtor's Deposit Accounts are identified on Schedule 4 to
                                                                   ----------
the Collateral Trust Agreement, and the term Deposit Account shall include, without limitation, each and every account established and maintained by the Debtor at a Depository irrespective of whether such account is listed on
Schedule 4 to the Collateral Trust Agreement or is timely disclosed on a
----------
Certificate of Update.

     1.10.  The term "Depository" shall mean each financial institution at which
                      ----------
a Deposit Account is maintained.

     1.11.  The term "Equipment" shall mean and include all of the Debtor's
                      ---------
equipment, whether now owned or hereafter acquired, and includes all goods for use in the Debtor's business (including, without limitation, all vehicles, motor vehicles, mobile goods, machinery, furniture and trade fixtures) with all parts, equipment and attachments relating thereto. The Equipment is located at the Locations of Collateral identified on Schedule 5 to the Collateral Trust Agreement.
                         ----------

     1.12.  The term "Instruments" shall have the meaning set forth in Section
                      -----------                                      -------
1.5.e of this Security Agreement.
-----

     1.13.  The term "Inventory" shall mean and include all of the Debtor's
                      ---------
inventory, whether now owned or hereafter acquired, including, without limitation, all Instruments, cash and currency maintained by the Debtor for sale at its operating locations. The Inventory is located at the Locations of Collateral identified on Schedule 5 to the Collateral Trust Agreement.
                         ----------

     1.14.  The term "Obligations" shall mean and include, collectively, the
                      -----------
AMEX Obligations, the Principal Mutual Obligations, the Beneficiary Obligations, all other obligations secured by this Security Agreement and all obligations due the Trustee under the Collateral Trust Agreement.

     1.15.  The term "Obligor" shall mean any Person, other than the Debtor,
                      -------
obligated on or with respect to any Receivable, Instrument, document, chattel paper or general intangible, however such obligation may arise or be evidenced, whether such liability is direct or indirect, contingent or mature, primary or secondary.

     1.16.  The term "Permitted Lien" shall mean the liens and security
                      --------------
interests in the assets of the Debtor permitted to exist under the Master Agreement, the Security Documents, the Collateral Trust Agreement, the Principal Mutual Note Agreement and all other Beneficiary Agreements, including, without limitation, the liens and security interests in favor of AMEX pursuant to the AMEX Security Agreement and the Master Agreement, which liens and security interests are subordinate to the liens and security interests of the Trustee as described in Section 8.1 of the Collateral Trust Agreement. A lien shall not be a Permitted Lien unless it is permitted under each of the Master Agreement, each Security Document, the Collateral Trust Agreement, the Principal Mutual Note Agreement and each other Beneficiary Agreement.

     1.17.  The term "Principal Mutual Obligations" shall mean all existing and
                      ----------------------------
future obligations and liabilities of the Debtor to Principal Mutual and the other Noteholders under the Principal Mutual Note Agreement and any and all other agreements, documents and instruments executed in connection therewith or which relate thereto other than the principal amount advanced or loaned by Principal Mutual or any other Noteholder made in excess of $20 million (plus interest, fees and expenses thereon) without the consent required pursuant to Section 8.4 of the Collateral Trust Agreement.

         1.18.  The term "Receivables" shall mean and include the following,
                          -----------
whether now existing or hereafter arising: all of the Debtor's accounts and rights to payment for goods sold or leased or for services rendered, all sums of money due or becoming due with respect thereto, documents, instruments or agreements pertaining thereto, all guaranties and security therefor, and including all goods giving rise thereto and the rights pertaining to such goods (e.g., the right of stoppage in transit), and all related insurance and proceeds
 ----
payable with respect to claims thereunder.

     2.  GRANT OF SECURITY INTEREST.  To secure the full and prompt payment,
         --------------------------
observance and performance of all of the Obligations and the Secured Debt (the Obligations and the Secured Debt being hereinafter referred to collectively as the "Liabilities"), the Debtor hereby assigns, as a pledge, the Deposit Accounts
     -----------
to the Trustee, and grants to the Trustee a continuing security interest in all of the Collateral, wherever located, whether in the Debtor's possession or in the possession and control of a third party for the Debtor's or the Trustee's account. The Debtor agrees that all the Debtor's ledger sheets, files, records, books of account, business papers and documents shall, until delivered to or removed by the Trustee, be kept by the Debtor in trust for the Trustee and without cost to the Trustee in appropriate containers in safe places. Each confirmatory assignment schedule or other form of assignment hereafter executed by the Debtor shall be deemed to include the foregoing security interest grant, whether or not the same appears therein.

     3.  CUSTODY, INSPECTION, COLLECTION AND MAINTENANCE OF THE COLLATERAL AND
         ---------------------------------------------------------------------
RECORDS.
-------

         3.1. The Debtor will safeguard and protect all of the Collateral and make no disposition thereof, except for the disposition of Inventory in the ordinary and usual course of the Debtor's business or as otherwise permitted under each of the Master Agreement, the Principal Mutual Note Agreement and each other Beneficiary Agreement.

         3.2. The Debtor shall maintain books and records pertaining to the Collateral in such detail, form and scope as it currently does, or as the Trustee, AMEX, the Required Noteholders or any other Beneficiary hereafter shall reasonably require. At all reasonable times, the Trustee, AMEX, the

Noteholders and all other Beneficiaries shall have full access to, and the right to audit, check, inspect and make abstracts and copies from, the Debtor's books, records, audits, correspondence and all other papers relating to the Collateral. The Trustee, AMEX, the Noteholders and all other Beneficiaries, and their respective agents, may enter upon any of the Debtor's premises at any time during business hours and at any other reasonable time, and from time to time, for the purpose of inspecting the Collateral and any and all records pertaining thereto. The Trustee acknowledges that the Debtor's security procedures may preclude unannounced inspections of some aspects of the Debtor's business, and the Debtor agrees to cooperate fully with the Trustee in the exercise of its rights hereunder. At any time an AMEX Event of Default, a Principal Mutual Event of Default or an Event of Default (as defined in any other Beneficiary's Beneficiary Agreement) exists, the Debtor shall pay when billed the reasonable costs and expenses (including attorneys' fees) incurred by the Beneficiaries in connection with any inspections in accordance with this Section 3.2. Nothing in
                                                        -----------
this Section 3.2 shall in any way diminish the Debtor's obligations under
     -----------
Section 15 of Exhibit A to the 1992 Master Agreement, Sections 6.1.G and 7.1 of the First Master Agreement Amendment or Section 7.5 of the Principal Mutual Note Agreement.

         3.3. The Debtor hereby irrevocably authorizes and directs all accountants and auditors employed by the Debtor or the Trustee at any time during the term of this Security Agreement during reasonable business hours (unless the Trustee has received a Notice of Actionable Default and such Notice of Actionable Default has not been withdrawn, then at any time) to exhibit and deliver to the Trustee copies of any of the Debtor's financial statements, trial balances or other accounting records of any sort in the accountant's or auditor's possession, and to disclose to the Trustee any information they may have concerning the Debtor's financial status and business operations. The Debtor hereby authorizes all federal, state and municipal authorities to furnish to the Trustee copies of reports or examinations relating to the Debtor, whether made by the Debtor or otherwise; provided that the Trustee notifies the Debtor
                                 --------
of the Trustee's receipt of such reports and examinations; and provided further
                                                               -------- -------
that the Trustee shall provide copies of such reports and examinations to each other Beneficiary. At any time an AMEX Event of Default, a Principal Mutual Event of Default or an Event of Default (as defined in any other Beneficiary's Beneficiary Agreement) exists, the Debtor shall pay when billed the reasonable costs and expenses (including attorneys' fees) incurred by the Beneficiaries in connection with this Section 3.3. Nothing in this Section 3.3 shall in any way
                     -----------                  -----------
diminish the Debtor's obligations under Section 15 of Exhibit A to the 1992 Master Agreement, Sections 6.1.G and 7.1 of the First Master Agreement Amendment or Section 7.5 of the Principal Mutual Note Agreement.

         3.4. The Debtor will, immediately upon learning thereof, report to the Trustee all matters materially affecting the loss, value, enforceability or collectability of any material portion of the Collateral, and the Trustee shall forward a copy of such reports to each Beneficiary.

         3.5. Except as otherwise expressly provided herein, nothing herein contained shall be construed to constitute the Debtor as the Trustee's agent for any purpose whatsoever, and neither the Trustee nor any Beneficiary shall be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof, unless the same results from the Trustee's gross negligence or willful misconduct. The Trustee does not, by any provision contained herein or in any assignment or otherwise, assume any of the Debtor's obligations under any contract or agreement assigned to the Trustee, and the Trustee shall not be responsible in any way for the performance by the Debtor of any of the terms and conditions thereof, except as the Trustee hereafter shall assume such responsibility expressly in writing.

         3.6. The Debtor has paid and shall continue to pay, when due, all taxes, assessments and other charges levied or assessed upon any of the Collateral; provided, however, the Debtor shall not be required to pay any such
            --------  -------
taxes, assessments or other charges if any such nonpayment will not have a Material Adverse Effect, or if (a) the amount, applicability or validity thereof is currently being contested in good faith by appropriate action promptly initiated and diligently conducted, (b) the Debtor shall have set aside on its books reserves (segregated to the extent required by GAAP) reasonably determined by the Debtor to be adequate with respect thereto, and (c) the Debtor has notified the Trustee of such circumstances in detail reasonably satisfactory to the Trustee.

         3.7. The Debtor presently complies with, and shall continue to comply with, all acts, rules, regulations and orders of any legislative, administrative or judicial body or official applicable to the Collateral or any part thereof or to the operation of the Debtor's business, noncompliance with which would have a Material Adverse Effect. The Debtor may, however, contest or dispute any acts, rules, regulations, orders and directions of those bodies or officials in any reasonable manner; provided that the Trustee is satisfied that the contest or
                   --------
dispute will not have a Material Adverse Effect on the Trustee's security interest in the Collateral.

         3.8. The Trustee may at any time take such steps as the Trustee deems necessary to protect the Trustee's security interest in and to preserve the Collateral, including, but not limited to, the hiring of such security guards or the placing of other security protection measures as the Trustee may deem appropriate. The Trustee may, upon the receipt of a Notice of Actionable Default and during such time as such Notice of

Actionable Default and during such time as such Notice of Actionable Default shall not have been withdrawn pursuant to the Collateral Trust Agreement, employ and maintain at any of the Debtor's premises a custodian who shall have full authority to do all acts necessary to protect the Trustee's security interest in the Collateral. The Debtor agrees to cooperate fully with all of the Trustee's efforts to preserve the Collateral and will take such actions to preserve the Collateral as the Trustee may direct. All of the Trustee's reasonable expenses of preserving the Collateral, including any expenses relating to the compensation and bonding of a custodian, shall be charged to the Debtor's account and shall be deemed a part of the Obligations.

     3.9. All costs and expenses, including, without limitation, reasonable attorneys' fees, incurred by the Trustee in all efforts made to enforce payment of the Liabilities or otherwise affect collection of any of the Collateral, as well as all costs and expenses, including attorneys' fees and legal expenses, incurred in connection with the entering into a proposed or actual modification to this Security Agreement or the enforcement of this Security Agreement and/or instituting, maintaining, preserving, protecting, enforcing or foreclosing the Trustee's security interest in any of the Collateral, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or relating to the Trustee's transactions with the Debtor, shall be charged to the Debtor's account and shall be deemed a part of the Obligations.

     3.10. The Debtor shall bear the full risk of loss with respect to the Instruments, Inventory or Equipment in which the Trustee has a security interest, except for any loss caused by the Trustee's gross negligence or willful misconduct. At the Debtor's own cost and expense, the Debtor shall keep all of the Instruments, Inventory and Equipment insured, with reputable insurance companies in amounts reasonably acceptable to the Trustee, against the hazards of fire, flood, sprinkler leakage, hazards covered by extended coverage insurance and such other hazards as may be required by the Trustee pursuant to the Collateral Trust Agreement; provided that such insurance coverage shall be
                                --------
consistent with industry practices. The Debtor shall cause to be delivered to the Trustee the insurance policies or binders therefor and, at least fifteen
(15) days prior to the expiration of any such insurance, additional policies or duplicates thereof, or binders, evidencing the renewal or replacement of such insurance and the payment of the premiums therefor. Such policies shall provide, in a manner reasonably satisfactory to the Trustee, that any losses thereunder shall be payable first to the Trustee as the Trustee's interest may appear. Each insurance policy to be provided under this Section 3.10 shall
                                                         ------------
contain an agreement by the insurer that it will not cancel such policy except upon at least thirty (30) calendar days' prior written notice to the Trustee, and that any loss otherwise payable thereunder shall be payable notwithstanding any act or negligence of the Debtor which might, absent such agreement, result in a forfeiture of all or part of such insurance payment. In the event of any loss thereunder, the insurers are directed by the Debtor to make payment for such loss to the Trustee as its interest may appear if (a) the loss involves claims which exceed in the aggregate Twenty Five Thousand and 00/100 Dollars ($25,000.00) or (b) the Trustee has received a Notice of Actionable Default and such Notice of Actionable Default has not been withdrawn, otherwise the payment for such losses shall be made directly to the Debtor. If any insurance losses are paid by check, draft or other instrument payable to the Debtor and the Trustee jointly, the Trustee may endorse the Debtor's name thereon and do such other things as the Trustee may deem advisable to reduce the same to cash. All loss recoveries received by the Trustee upon any such insurance and not remitted to the Debtor may be applied to the Liabilities in the order provided in Section 4 of the Collateral Trust Agreement. The Debtor shall not take out separate insurance concurrent in form or contributing in the event of loss with that required in this Section 3.10, unless the Trustee is included therein as a named
                 ------------
insured, with loss payable as required in this Section 3.10. The Debtor shall
                                               ------------
immediately notify the Trustee whenever any such separate insurance is applied for and shall promptly deliver to the Trustee the policy or policies or binders evidencing the same.

     3.11. Until the Debtor's authority to do so is terminated by the Trustee following receipt by the Trustee of Notice of Actionable Default, the Debtor will, at the Debtor's sole cost and expense, but on the Trustee's behalf and for the Trustee's account, collect in trust for the Trustee all Instruments, cash and currency included in the Collateral and received or receivable in the ordinary course of its business (including all amounts unpaid on the Debtor's Receivables), and shall not commingle such collections with the Debtor's other funds or use the same except as permitted by the Master Agreement, the Principal Mutual Note Agreement and any other Beneficiary Agreement. In the event of any commingling, such collected amounts shall be deemed impressed with a trust for the benefit of the Trustee.

     3.12. At any time following receipt by the Trustee of a Notice of Actionable Default and during such time as such Notice of Actionable Default shall not have been withdrawn pursuant to the Collateral Trust Agreement, without notice to the Debtor, the Trustee shall have the right to send notice of the assignment of and the Trustee's security interest in Receivables to any Obligor of the Debtor or any third party holding or otherwise concerned with any of the Collateral. Thereafter, following the Trustee's receipt of a Notice of Actionable Default and during such time as such Notice of Actionable Default shall not have been withdrawn pursuant to the Collateral Trust Agreement, the Trustee shall have the sole right to collect Receivables and take possession of the Collateral. Any of the Trustee's actual, but reasonable, accrued collection expenses under such circumstances, including, but not limited to, stationery and postage, telephone and telegraph, secretarial and clerical expenses and the salaries of any collection personnel used for collection, shall be charged to the Debtor's account and be deemed a part of the Obligations.

     3.13. Upon the Trustee's request and upon the creation of any Receivables, or at such intervals as the Trustee may require, the Debtor shall provide the Trustee with such schedules, documents and/or information regarding the Receivables as the Trustee reasonably may require. The Trustee shall have the right to confirm and verify all Receivables and do whatever the Trustee reasonably may deem necessary to protect the Trustee's security interest. The items to be provided under this Section 3.13 are to be in form reasonably
                                ------------
satisfactory to the Trustee and executed by the Debtor and delivered to the Trustee from time to time solely for the Trustee's convenience in maintaining records of the Collateral, and the Debtor's failure to deliver any of such items to the Trustee shall not affect, terminate, modify or otherwise limit the Trustee's security interest in any of the Collateral.

     3.14. The Debtor shall not, without the Trustee's consent, compromise or adjust any of the Receivables (or extend the time for payment thereof) or grant any additional discounts, allowances or credits thereon other than, in each case, in the ordinary and usual course of the Debtor's business.

     3.15. If any of the Receivables includes a charge for any tax payable to any governmental taxing authority, the Trustee is hereby authorized in its discretion to pay the amount thereof to the proper taxing authority for the Debtor's account and to charge the Debtor's account therefor, such amount shall be deemed a part of the Obligations. The Debtor shall notify the Trustee if any of the Receivables includes any tax due to any such taxing authority, and in the absence of the Debtor's notice or the Trustee's actual knowledge of the inclusion of any tax due, the Trustee shall have the right to retain the full proceeds of such Receivables and shall not be liable for any taxes that may be due from the Debtor by reason of the sale and delivery creating such Receivables.

     3.16. The Trustee shall have the irrevocable right, upon the receipt of a Notice of Actionable Default and during such time as such Notice of Actionable Default shall not have been withdrawn pursuant to the Collateral Trust Agreement, to receive, endorse, assign and/or deliver in the name of the Trustee or the Debtor any check, draft or other Instrument, and the Debtor hereby waives notice of presentment, protest and nonpayment of any Instrument so endorsed. The Debtor hereby irrevocably appoints the Trustee or the Trustee's designee as the Debtor's attorney-in-fact with power to endorse the Debtor's name upon any Instruments or other evidences of payment or Collateral that may come into the Trustee's possession; to sign the Debtor's name on any invoice relating to any of the Receivables, drafts against Obligors, assignments and verifications of Receivables and notices to Obligors; to send verifications of Receivables to any Obligor; to notify the postal authorities to change the address for delivery of mail addressed to the Debtor to such address as the Trustee may designate; to sign the Debtor's name on all financing statements or any other documents or instruments deemed necessary or appropriate by the Trustee to preserve, protect or perfect the Trustee's interest in the Collateral and to file the same; and to do all other acts and things necessary to carry out the full intent of this Security Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of omission or commission, nor for any error of judgment or mistake of fact or law, unless resulting from gross negligence or willful misconduct; this power being coupled with an interest is irrevocable while any of the Liabilities remain unpaid. Notwithstanding the generality of the foregoing provisions, the Trustee acknowledges that its exercise of such powers and authority shall be solely in a manner consistent with, and for the purpose of, enforcement, maintenance and protection of its rights under this Security Agreement and the Collateral Trust Agreement for the purposes thereof.

     3.17. The Trustee shall not, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Receivables or any Instrument, or for any damage resulting therefrom unless resulting from its gross negligence or willful misconduct. When entitled to exercise its rights and powers hereunder, the Trustee may, without consent from the Debtor, sue upon or otherwise collect, extend the time of payment of, or compromise or settle for cash, credit or otherwise upon any terms, any of the Receivables or any securities, instruments or insurance applicable thereto and/or release the Obligor thereon; provided that the Trustee shall provide the Debtor written
                 --------
notice of any actions taken by the Trustee pursuant to this Section 3; provided
                                                            ---------  --------
further, however, that the Trustee's failure to provide the Debtor with such
-------  -------
written notice shall not affect the validity of the Trustee's actions taken hereunder.

     3.18. The Inventory subject to the Trustee's security interest may not be taken or removed from the location(s) indicated in Schedule 5 to the Collateral
                                                   ----------
Trust Agreement, except if the Inventory is deposited into a Deposit Account or is moved to a new location and the Debtor has previously filed a financing statement (which is substantially similar to the financing statements filed by the Debtor in connection with the execution of this Security Agreement) in the applicable jurisdiction with respect to such new location.

     3.19. Following the Trustee's receipt of a Notice of Actionable Default and during such time as such Notice of Actionable Default shall not have been withdrawn pursuant to the Collateral Trust Agreement, then upon notice to the Debtor, the Inventory subject to the Trustee's security interest shall not be sold or taken or removed from the location(s) indicated in Schedule 5 to the
                                                           ----------
Collateral Trust Agreement, except for deposit into a Deposit Account or except with the Trustee's prior written consent and upon substitution of other Collateral in form and amount satisfactory to the Trustee in the Trustee's sole discretion.

     3.20. The Debtor shall keep and maintain the Equipment in good order and repair, ordinary wear and tear excepted, at the location(s) indicated in
Schedule 5 to the Collateral Trust Agreement (except that, as long as the
----------
Equipment remains subject to a perfected security interest in favor of the Trustee, the Debtor may move the Equipment from one location specified in
Schedule 5 to the Collateral Trust Agreement, to another location specified in
----------
Schedule 5 to the Collateral Trust Agreement), and shall not move, sell or
----------
otherwise dispose of the Equipment without the prior written consent of the Trustee, except for disposals and sales in the ordinary course of business or Equipment which is moved to a new location and the Debtor has previously filed a financing statement (which is substantially similar to the financing statements filed by the Debtor in connection with the execution of this Security Agreement) in the applicable jurisdiction with respect to such new location.

     3.21. The Equipment shall be and shall remain personal property, and nothing shall affect the character of the Equipment or cause the Equipment to become part of realty, or prevent the Trustee from removing it from the premises on which it is located or to which it may be attached following receipt by the Trustee of a Notice of Actionable Default and during such time as such Notice of Actionable Default shall not have been withdrawn pursuant to the Collateral Trust Agreement.

     3.22. The Debtor shall provide the Trustee, with copies to AMEX, the Noteholders and each other Beneficiary, on or within ten (10) days after the end of each month, a Certificate of Update.

     4.  REPRESENTATIONS, COVENANTS AND WARRANTIES.  The Debtor hereby makes the
         -----------------------------------------
following representations, covenants and warranties, which shall be deemed to be incorporated by reference, as true and correct in all material respects, in (a) each request for an Advance or Revolving Commitment Advance under the Master Agreement and at the time of the funding thereof by AMEX and (b) any request for an advance or the funding thereof in connection with any other Indebtedness of the Debtor to AMEX, the Noteholders or any other Beneficiary for borrowed money, and each of the following representations, covenants and warranties shall be deemed repeated and confirmed, in all material respects, with respect to each item of the Collateral as it is created or otherwise acquired by the Debtor:

     4.1. The information set forth herein with respect to the definitions of "Custodial Agent," "Debtor," "Deposit Accounts," "Inventory" and "Equipment," as defined in Section 1 of this Security Agreement, and the agreements with
           ---------
Custodial Agents listed in Schedule 2 to the Collateral Trust Agreement, is
                           ----------
complete and accurate in all material respects as of the date of this Security Agreement.

     4.2. The execution, delivery and performance hereof and of any other document executed and delivered by the Debtor in connection with the Obligations are within the Debtor's corporate powers, have been duly authorized by the Debtor, and comply in all material respects with any applicable law, rule or regulation or the terms of the Debtor's current Restated Articles of Incorporation, Bylaws or other applicable documents, instruments or agreements relating to the Debtor's corporate organization or governance or material to the conduct of the Debtor's business, or of any indenture or other material agreement or undertaking to which the Debtor is a party or by which the Debtor is bound, except as permitted under each of the Master Agreement, the Principal Mutual Note Agreement and any other Beneficiary Agreement.

     4.3. There is no litigation or proceeding pending or, to the best knowledge of the Debtor, threatened against the Debtor or any of its assets which, if determined adversely to the Debtor, reasonably may be expected to result in a material adverse change in the Debtor's financial condition or materially affect a material portion of the assets of the Debtor, the authority of the Debtor to enter into this Security Agreement or the validity or enforceability of this Security Agreement or the priority of the Trustee's lien.

     4.4. At the time the Collateral becomes subject to the Trustee's security interest: (a) the Debtor shall be the sole owner of and fully authorized to sell, transfer, pledge and/or grant a first security interest in each and every item of the Collateral, which interests shall be prior to the already existing secured interests in favor of AMEX; (b) all documents, instruments and agreements shall be true and correct and in all respects what they purport to be; (c) all signatures and endorsements that appear thereon shall be genuine and all signatories and endorsers shall have full capacity to contract; and (d) none of the transactions underlying or giving rise to the Collateral shall violate in any material respect any applicable state or federal laws or regulations, and all documents or instruments relating to the Collateral shall be legally sufficient under such laws or regulations and shall be legally enforceable in accordance with their terms (subject to exceptions for insolvency laws and equitable principles).

     4.5. The Debtor shall from time to time take such actions as the Trustee may from time to time reasonably request in writing by way of obtaining, executing, delivering and/or filing financing statements, landlord's or mortgagee's waivers, and other notices and amendments and renewals thereof, and the Debtor shall take any and all steps and observe such formalities as may be necessary or as the Trustee may reasonably request, in order to create and maintain a valid first lien upon, pledge of, or paramount security interest in the Collateral, except with respect to any Permitted Lien. All charges, expenses and fees which the Trustee may incur in filing any of the foregoing, and any local taxes relating thereto, shall be charged to the Debtor's account and be deemed a part of the Obligations, or, at the Trustee's option, shall be paid to the Trustee immediately upon demand. The Debtor hereby authorizes the Trustee to (a) execute and file at any time or times one or more financing statements with respect to all or part of the Collateral, signed only by the Trustee, and (b) file the original or a photocopy of this Security Agreement as a financing statement.

     4.6. Until termination and release of the security interests granted pursuant to this Security Agreement as provided in the Collateral Trust Agreement, the security interest in the Collateral hereby granted to the Trustee shall continue in full force and effect. Until such time, the Debtor shall not, without the Trustee's prior written consent, pledge, sell, assign, transfer, create a security interest in, or encumber or allow to be encumbered in any way, any part of the Collateral to anyone other than the Trustee, except for the sale of Inventory in the ordinary course of business, the disposition of property which no longer has any valuable utility or use in the Debtor's operations and Permitted Liens. The Debtor hereby agrees to defend the Trustee's interest in the Collateral against any and all persons whatsoever.

     4.7. The Debtor shall execute and deliver, or cause to be executed and delivered, to the Trustee, with a copy to each Beneficiary, from time to time, upon the Trustee's reasonable request (in writing), such supplemental agreements, statements, assignments, and transfers, or instructions or documents relating to the Collateral, and such other instruments as the Trustee so requests, in order that the full intent of this Security Agreement may be carried into effect.

     4.8. All balance sheets, earnings statements and other financial data which have been or may hereafter be furnished to the Trustee did and do and shall fairly represent the Debtor's financial condition as of the dates thereof and/or the results of the Debtor's operations for the period for which the same are furnished and have been and shall be prepared in accordance with GAAP, except that interim financial statements will not contain footnotes and will be subject to year-end adjustments, and any material adverse change in such financial condition or the Debtor's operations since the date of each such report shall be disclosed at the time of delivery thereof. The Debtor shall continue to furnish whatever information or reports concerning the Collateral and the Debtor's financial condition that the Trustee may reasonably request during the term of this Security Agreement. All other information, reports and other papers and data furnished to the Trustee are and shall be, at the time the same are so furnished, accurate and correct in all material respects and complete insofar as completeness may be necessary to give the Trustee a true and accurate knowledge of the subject matter; provided, however, that any
                                          --------  -------
information, reports and other papers or data furnished by the Debtor to the Trustee as (a) budgets or forecasts shall be only what the Debtor believes to be reasonable under the circumstances, and (b) drafts of documents shall be subject to completion by any subsequent drafts and the final version of such documents. The Trustee acknowledges that only the annual financial statements of the Debtor will be audited. The Debtor agrees that it shall provide each Beneficiary copies of any documents provided to the Trustee pursuant to this Section 4.8.
                                                                 -----------

     4.9. To the best knowledge of the Debtor, (a) each of the Receivables is and shall be a good and valid account representing the amount of the undisputed bona fide indebtedness incurred by the customer therein named, for a fixed sum as set forth in the invoice relating thereto with respect to an absolute sale and delivery of goods by the Debtor, or work, labor and/or services rendered by the Debtor, and (b) none of the Receivables is or shall be subject to any defense, setoff, counterclaim, discount or allowance, except as permitted by
Section 3.14 or as disclosed in writing by the Debtor to the Trustee.
------------

     4.10. The Debtor shall give the Trustee written notice of each office at which the Debtor keeps its records pertaining to accounts, contract rights and general intangibles and the location of the Debtor's chief executive office. Until and except as such notice is given, all such records shall be kept at the Debtor's address as it appears in Section 9.2 of the Collateral Trust Agreement. The Debtor shall promptly (but in any event no later than five (5) days after the Debtor first has knowledge of any event described in clause (c) and (d) below in this Section
                                                                     -------
4.10) give the Trustee written notice of:  (a) any change in the location of
----
such records, its chief executive office, the Inventory, the Equipment or its corporate name; (b) any additional trade name under which the Debtor transacts business; (c) the filing of any liens or judgments against the assets of the Debtor; and (d) any litigation or proceedings which if determined adversely to the Debtor reasonably may be expected to have a Material Adverse Effect.

     4.11. (a) The Debtor and the Trustee have delivered or will be delivering letters of instruction to, and have obtained or will be obtaining agreements from, the Depositories with respect to the Deposit Accounts. Such letters of instruction shall be substantially similar to Exhibit A or B to the Collateral
                                              ---------    -
Trust Agreement, as required by Section 4.14 of this Agreement, except for
                                ------------
changes approved by AMEX; provided such changes approved by AMEX do not (i)
                          --------
prejudice the Noteholders to a greater extent than any other Beneficiary (other than the Trustee) or (ii) substantially adversely affect the security interests and liens granted to the Trustee under this Security Agreement. To enable the Depositories' continuing compliance with all such instructions or agreements, the Debtor agrees that all cash, checks and other Instruments received in its operations shall be deposited initially by or for the account of the Debtor only in those Deposit Accounts designated as either a "Currency Account" (with respect to cash) or a "Deposit Account" (with respect to checks and other Instruments) in each such letter of instruction, except for cash retained at or delivered to the premises at which the Debtor conducts its business or funds transfers between Deposit Accounts, in either case as permitted by such instructions or agreements.

            (b) No deposit, account, certificate of deposit, check, note, draft or other instrument has been or shall be received by the Debtor unless the same is pledged and assigned to the Trustee, and each check, draft and all other Instruments are or shall be (i) duly endorsed by the Debtor "for deposit only" to a Deposit Account (or an equivalent endorsement), (ii) delivered to the Trustee, a Custodial Agent or another designated agent, bailee or trustee for the Trustee no later than the next Business Day following receipt by the Debtor and (iii) deposited into a Deposit Account no later than the next Business Day following the date the Debtor receives the same; provided that, for purposes of
                                                 --------
subclauses (ii) and (iii), the Debtor need not so deliver or deposit checks made payable to the Debtor (including post-dated checks) until the aggregate amount thereof received by the Debtor from time to time shall exceed Fifty Thousand and 00/100 Dollars ($50,000.00).

            (c) Except for cash in Centers and cash in possession of Custodial Agents, all cash received by the Debtor has been and shall, unless otherwise approved by the Trustee in writing, continue to be deposited in one or more Deposit Accounts. Except as otherwise expressly permitted herein or in the Collateral Trust Agreement, cash, checks, drafts and other Instruments used or arising in connection with business operations at the Centers shall be delivered, picked up and otherwise moved or transported only by a Custodial Agent.

            (d) The Debtor is and shall remain in full compliance with all agency and trust agreements with Custodial Agents and Depositories, and all representations, warranties and certifications of the Debtor, and, to the best knowledge of the Debtor, all representations, warranties and certifications of the Custodial Agent or Depository, as applicable, contained therein are and shall continue to be true and correct in all material respects, and, to the best knowledge and belief of the Debtor, all Custodial Agents and Depositories are and shall continue to be in full compliance therewith.

     4.12. With respect to any Deposit Account for which a Depository shall not agree to provide a copy of the periodic bank statement therefor directly to the Trustee, the Debtor agrees to provide a copy of such statement (exclusive of all detail relating to items thereon) to the Trustee, and at the request of a Beneficiary to such Beneficiary, by facsimile transmission no later than the next Business Day following the date such statement is received by the Debtor. The Debtor shall promptly provide a copy of any such detail to the Trustee and each requesting Beneficiary by mail or courier for delivery on the next Business Day following the facsimile transmission of the statement without detail.

     4.13.  Schedules 1, 2, 3, 4 and 5 to the Collateral Trust Agreement, as
            -----------  -  -  -     -
amended and revised pursuant to Section 3.22 of this Security Agreement, are
                                ------------
complete and accurate in all material respects.

     4.14. At all times (i) at least 80% of the Debtor's Centers shall only use Depositories which are bound by effective agreements substantially similar to Exhibit A to the Collateral Trust Agreement and (ii) at least 95% of the
---------
Debtor's Centers shall only use Depositories which are bound by effective agreements substantially similar to Exhibit A or B to the Collateral Trust
                                    ---------    -
Agreement.

     4.15. At all times at least 95% of the Debtor's Centers shall only use Custodial Agents which are bound by effective agreements substantially similar to Exhibit C to the Collateral Trust Agreement; provided, with respect to any
   ---------                                    --------
Center acquired after the date hereof, if (i) on the date of such acquisition, such Center is bound by an agreement with a Custodial Agent, (ii) such Custodial Agent, despite the Debtor's reasonable efforts, will not execute a letter substantially similar to Exhibit C
                                                                       ---------
to the Collateral Trust Agreement, and (iii) the Debtor cannot terminate such Center's agreement with such Custodial Agent, then such Center shall not be considered in determining whether the Debtor is in compliance with the foregoing 95% test (so long as at least 90% of the Debtor's Centers use Custodial Agents which are bound by effective agreements substantially similar to Exhibit C to
                                                                 ---------
the Collateral Trust Agreement); provided further that the Debtor shall
                                 -------- -------
terminate such Center's agreement with such Custodial Agent as soon as possible and shall enter into an agreement with a Custodial Agent which will execute a letter substantially similar to Exhibit C to the Collateral Trust Agreement.
                                ---------

         4.16. The Debtor shall not grant any liens or security interests in any of its property to any Person except for Permitted Liens.

         4.17. Between the date which is 54 months after the date hereof and the date which is 56 months after the date hereof (and every 60 months thereafter) the Debtor shall provide a legal opinion issued by its outside counsel addressed to each Beneficiary confirming the perfection of the liens and security interests granted hereunder and specifying any action required to be taken between the date of such opinion and the date of such next opinion to maintain the perfection of the Trustee's liens and security interests.

     5.  THE TRUSTEE'S RIGHTS AND REMEDIES.
         ---------------------------------

         5.1. Following receipt by the Trustee of a Notice of Actionable Default and during such time as such Notice of Actionable Default shall not have been withdrawn pursuant to the Collateral Trust Agreement:

               (a) The Trustee may at any time, without further notice to the Debtor, notify the Obligors and other Persons whose obligations have been assigned, or in which a security interest has been granted hereunder, that such obligations have been assigned, or a security interest therein has been granted, to the Trustee and/or that payments thereunder or in respect thereof shall be made directly to the Trustee or to the Trustee's designee. If requested by the Trustee, the Debtor will so notify the Obligors and other Persons whose obligations to the Debtor have been assigned or in which a security interest has been granted hereunder. The Trustee may in its own name or in the name of others (including, without limitation, the Debtor) communicate with such Obligors and other Persons, enforce payment or collect any of the Collateral by legal proceedings or otherwise, and adjust, settle or compromise the amount or payment thereof;

           (b) All payments received by the Debtor under or in connection with any of the Collateral shall be held by the Debtor in trust for the Trustee, shall be segregated from other funds of the Debtor and shall, forthwith upon receipt by the Debtor, be turned over to the Trustee, in the same form as received by the Debtor (duly indorsed to the Trustee, if required) for deposit in the Collateral Account; and

           (c) Any and all such payments so received by the Trustee (whether from the Debtor or otherwise) shall be deposited in the Collateral Account and held as part of the Trust Estate subject to withdrawal and distribution by the Trustee as provided in the Collateral Trust Agreement.

     5.2. Following receipt by the Trustee of a Notice of Actionable Default and during such time as such Notice of Actionable Default shall not have been withdrawn pursuant to the terms and provisions of the Collateral Trust Agreement, the Trustee may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein, the Collateral Trust Agreement or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (whether or not the Uniform Commercial Code applies to the affected Collateral), and under all other applicable law as in effect in any relevant jurisdiction. In addition, the Trustee may also:

           (a) require the Debtor to, and the Debtor hereby agrees that it will at its expense and upon request of the Trustee forthwith, assemble all or any part of the Collateral as directed by the Trustee and make such Collateral available to the Trustee at a place to be designated by the Trustee, which place shall be reasonably convenient to the Trustee and the Debtor, whether at the premises of the Debtor or otherwise;

           (b) enter, with or without process of law and without breach of the peace, any premises where any of the Collateral or the books and records of the Debtor related thereto are or may be located and, without charge or liability to the Trustee, seize and remove such Collateral and such books and records from such premises or remain upon such premises and use the same for the purpose of enforcing any and all rights and remedies of the Trustee under this Security Agreement; and

           (c) sell, lease, assign, grant an option or options to purchase or otherwise dispose of all or any part of the Collateral in one or more parcels, at public or private sale or sales, at any exchange, broker's board or at any of the Trustee's offices or elsewhere, at such prices as the Trustee may deem best, for cash, on credit or for future delivery, and upon such other terms as the Trustee may deem commercially reasonable; provided, however, that the Debtor
                                          --------  -------
shall not be credited with the
net proceeds of any such credit sale, future delivery or lease of the Collateral until the cash proceeds thereof are actually received by the Trustee. The Debtor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to the Debtor of the time and place of any public sale, or the time after which any private sale is to be made, shall constitute reasonable notification. No notification required by law need be given to the Debtor if the Debtor has signed, after the receipt by the Trustee of a Notice of Actionable Default, a statement renouncing any right to notification of sale or other intended disposition. The Trustee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Any Beneficiary shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Debtor which right or equity is hereby expressly waived and released. In the event of a sale of Collateral, or any part thereof, to a Beneficiary following the occurrence of an Actionable Default, such Beneficiary shall not deduct or offset from any part of the purchase price to be paid therefor any indebtedness owing to it by the Debtor. Any and all Proceeds received by the Trustee with respect to any sale of, collection from or other realization upon all or any part of the Collateral whether consisting of monies, checks, notes, drafts, bills of exchange, money orders or commercial paper of any kind whatsoever, shall be deposited by the Trustee in the Collateral Account and shall be held by the Trustee as part of the Trust Estate, subject to withdrawal and distribution by the Trustee as provided in the Collateral Trust Agreement. The Trustee is hereby granted a license or other right to use, without charge, the Debtor's labels, copyrights, patents, rights of use of any name, trade names, trademarks and advertising matter, or any property of a similar nature, in advertising for sale and selling any Collateral.

     5.3. To the extent permitted by applicable law, the Debtor waives all claims, damages and demands against the Trustee or the Beneficiaries arising out of the repossession, retention or sale of the Collateral, or any part or parts thereof, except any such claims, damages and awards arising out of the gross negligence or willful misconduct of the Trustee or the Beneficiaries, as the case may be. In no event, however, does the Debtor waive any obligations of the Trustee or the Beneficiaries under applicable law to act in a commercially reasonable manner.

     5.4. The Debtor recognizes that in the event the Debtor fails to perform, observe or discharge any of its obliga-tions or liabilities under this Security Agreement, no remedy at law will provide adequate relief to the Trustee and the Trustee shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

         5.5. The rights and remedies provided under this Security Agreement are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law or equity.

     6.  WAIVERS.
         -------

         6.1. The Debtor hereby waives notice of nonpayment of any of the Obligations, demand, presentment, protest and notice thereof with respect to any and all Instruments, notice of acceptance thereof, notice of loans or advances made, credit extended, Collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

         6.2. No failure, omission or delay on the part of the Trustee in exercising any right, remedy, option or power under this Security Agreement, or in giving or insisting upon strict performance by the Debtor hereunder or in giving notice hereunder shall operate as a waiver of the same or any other power or right, and no single or partial exercise of any such power or right shall preclude any other or further exercise thereof or the exercise of any other such power or right. The Trustee, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by the Debtor of any and all of the terms and provisions of this Security Agreement to be performed by the Debtor. The collection and application of proceeds, the entering and taking possession of the Collateral, and the exercise of the rights of the Trustee contained in the Security Documents, including, without limitation, this Security Agreement, shall not cure or waive any Actionable Default, or affect any Notice of Actionable of Default, or invalidate any acts done pursuant to such notice. No waiver by the Trustee of any breach or default of or by any party hereunder shall be deemed to alter or affect the Trustee's rights under this Security Agreement with respect to any prior or subsequent default.

         6.3. The Debtor waives and releases the benefit of all valuation, appraisal, redemption and exemption laws to the extent permitted by applicable law. In the event the Trustee seeks to take possession of any of the Collateral by replevin or other court process, the Debtor hereby irrevocably waives (a) any bonds, and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession and (b) any demand for possession of the Collateral prior to the commencement of any suit or action to recover possession thereof.

     7.  MISCELLANEOUS.
         -------------

         7.1. THIS SECURITY AGREEMENT SHALL BE GOVERNED, CONSTRUED AND INTERPRETED IN ALL RESPECTS IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Notwithstanding the general limitations set forth in Section 22.1 of the Master Agreement, Section 11.7(b) of the Principal Mutual Note Agreement, any applicable provisions of any other Beneficiary Agreements, the Debtor hereby consents and submits to the jurisdiction of any local, state or federal court located within a jurisdiction in which any of the Collateral shall be located for purposes of any action related to such Collateral that is commenced by the Trustee to enforce or foreclose its security interest hereunder. The Debtor warrants and represents that it has appointed CT Corporation as its registered agent in the jurisdictions of Arkansas, Arizona, Colorado, Florida, Georgia, Indiana, Louisiana, Maryland, Missouri, North Carolina, New Mexico, Ohio, Oklahoma, South Carolina, Tennessee, Virginia, Washington and the District of Columbia, and covenants with the Trustee that such registered agent shall not be changed without written notice to, and the written consent of, the Trustee. The Debtor hereby waives any right it may have to transfer or change the venue of any litigation brought against it by the Trustee in accordance with this Section
                                                                         -------
7.1.
---

         7.2. If at any time the AMEX Obligations are assigned to First Data, or an Affiliate or Subsidiary of First Data, all references to AMEX in this Security Agreement shall be deemed to include AMEX and such assignee until all obligations of the Debtor to AMEX under the Master Agreement have been satisfied, at which time all references to AMEX shall be deemed to be to such assignee.

         7.3. Neither this Security Agreement nor any portion or provisions hereof may be changed, modified, amended, waived, supplemented, discharged, canceled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the parties hereto.

         7.4. All notices or other communications hereunder shall be given in the manner and to the addresses set forth in Section 9.2 of the Collateral Trust Agreement.

         7.5. The Debtor agrees that checks and other instruments delivered to the Trustee in payment or on account of the Obligations constitute conditional payment only until payment is actually received in immediately payable funds by the Trustee, and, subject to the provisions of Sections 3.4.3.C and 3.4.3.F of the 1992 Master Agreement and Section 5.5 of the Second Master

Agreement Amendment (as each may be amended or restated), Section 4 of the Principal Mutual Note Agreement and similar provisions in any other Beneficiary Agreements, the Debtor waives the right to direct the application of any and all payments at any time or times hereafter received by the Trustee on account of the Obligations. The Debtor agrees that the Beneficiaries shall have the continuing exclusive right to apply and reapply any and all such payments in such manner as such Beneficiary may deem advisable, notwithstanding any entry by such Beneficiary upon any of its books and records.

         7.6. If any part of this Security Agreement is contrary to, prohibited by, or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

         7.7. The captions in this Security Agreement are intended for convenience only and do not constitute and shall not be interpreted as part of this Security Agreement.

         7.8. THE DEBTOR, TO THE MAXIMUM EXTENT IT MAY LEGALLY DO SO, HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS SECURITY AGREEMENT OR ANY OTHER RELATED DOCUMENTS, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO SUCH DOCUMENTS, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE EXTENT IT MAY LEGALLY DO SO, THE DEBTOR HEREBY AGREES THAT ANY SUCH CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS SECTION 7.8 WITH ANY
                                                          -----------
COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY OR PARTIES HERETO TO WAIVER OF ITS OR THEIR RIGHT TO TRIAL BY JURY.

(Initials)

                  the Debtor
   --------------

         7.9. NOTHING IN THIS SECURITY AGREEMENT, THE COLLATERAL TRUST AGREEMENT OR ANY OTHER SECURITY DOCUMENT SHALL BE CONSTRUED AS, AND AMEX HAS NOT INTENDED THERE TO BE, A WAIVER OF ANY RIGHTS AMEX MAY HAVE UNDER APPLICABLE STATE OR FEDERAL LAWS (INCLUDING FEDERAL BANKRUPTCY LAWS) RELATING TO THE OBLIGATIONS OF ACE TO REMIT TRUST FUNDS TO AMEX. HOWEVER, IF AT ANY TIME AFTER THE TRUSTEE HAS RECEIVED A NOTICE OF ACTIONABLE DEFAULT, THE APPLICATION OF SUCH LAWS WOULD RESULT IN ANY RECOVERIES BY AMEX, AMEX SHALL REMIT SUCH RECOVERIES TO THE

TRUSTEE FOR DISTRIBUTION IN ACCORDANCE WITH SECTION 4.4 OF THE COLLATERAL TRUST
                                            -----------
AGREEMENT.

         7.10. To the extent that any of the Beneficiaries receive payments on the Secured Debt or receive Proceeds of Collateral which are subsequently invalidated, declared to be fraudulent or preferential, or are required to be repaid to a trustee, receiver or any other Person under the Bankruptcy Code or under state, federal or common law, then, to the extent the payments or Proceeds are so repaid, the Secured Debt or part thereof which was intended to be satisfied shall be revived and will continue to be in full force and effect as if those payments or Proceeds had never been received by such Beneficiary.

         7.11. This Security Agreement may be executed and delivered in counterparts, all of which taken together shall constitute this Security Agreement. Delivery of an executed signature page by any of the parties by facsimile transmission shall be deemed execution and delivery of this Security Agreement for all purposes hereof. Notwithstanding execution and delivery of this Security Agreement by facsimile transmission as provided above, the parties shall undertake to provide each other with original executed copies of this Security Agreement within two (2) Business Days following the date hereof. In making proof of this Security Agreement, it shall not be necessary to produce or account for more than one such counterpart.

         7.12. Any financing statement (or any amendment or supplement thereto) delivered by the Debtor to the Trustee shall be considered to continue to be valid and in full force and effect, notwithstanding its filing in the public records at a later time when the person who signed such statement on behalf of the Debtor is no longer in an official capacity with the Debtor.

     IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement or caused this Security Agreement to be executed and delivered by their duly authorized officers as of the date first set forth above.



                                        ACE CASH EXPRESS, INC.



                                        By:
                                            ------------------------------
                                        Name:
                                              ----------------------------
                                        Title:
                                               ---------------------------


                                        WILMINGTON TRUST COMPANY, not in
                                        its individual capacity but solely
                                        as Trustee



                                        By:
                                            ------------------------------
                                        Name:
                                              ----------------------------
                                        Title:
                                               ---------------------------